Honeytree U.S. Equity ETF Ticker Symbol: BEEZ The NASDAQ Stock Market®	SUMMARY PROSPECTUS November 6, 2023 www.honeytreeinvestetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated November 1, 2023, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at www.honeytreeinvestetfs.com. You can also get this information at no cost by calling 215-882-9983.

Investment Objective
Honeytree U.S. Equity ETF (the “Fund”) seeks to provide capital appreciation achieved primarily through investing in responsibly growing companies.
Fees And Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table or example.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee[1]	0.64%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.00%
Total Annual Fund Operating Expenses	0.64%

[1]	The Fund’s investment advisory agreement provides that the Fund’s investment adviser will pay substantially all expenses of the Fund, except for the fee payment under the Fund’s Investment Advisory Agreement, payments under the Fund’s Rule 12b-1 Distribution and Service Plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs), litigation expense and other non-routine or extraordinary expenses. Additionally, the Fund shall be responsible for its non-operating expenses and fees and expenses associated with the Fund’s securities lending program, if applicable.
[2]	Other Expenses are estimated for the current fiscal year.
Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:
$65	$205
Portfolio Turnover
The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. At the date of this Prospectus, the Fund has not yet commenced operations and portfolio turnover data therefore is not available.

PRINCIPAL INVESTMENT STRATEGIES
The Fund is an actively managed exchange-traded fund (“ETF”) sub-advised by Honeytree Investment Management Ltd. (the “Sub-Adviser”). The Fund does not seek to replicate the performance of a specified index. The Fund seeks to achieve its investment objective by investing at least 80% of the Fund’s net assets, plus borrowings for investment purposes in a concentrated portfolio of large-cap and mid-cap U.S. listed equity stocks.
The Sub-Adviser employs a combined quantitative and fundamental methodology to identify a concentrated portfolio of approximately 25-30 responsibly growing U.S. listed equity securities with the potential for capital appreciation. The Sub-Adviser considers a company to be responsibly growing when it is a purpose-driven, stakeholder-governed company that demonstrates strong governance and leadership, commitment to innovation, sustainably growing fundamentals, and a strategic focus on making a net positive impact on the world.
A purpose-driven company is an organization with a clear purpose or defining statement that guides its strategy and decision making. This purpose describes its values and goals and helps employees understand their role in achieving the organization's vision. A company reflects its purpose through its culture and policies. A stakeholder-governed company has adopted corporate governance practices that consider the interest of all of the company’s stakeholders including, where applicable, customers, employees, suppliers, communities, investors, and the environment in its decision-making.  A net positive impact company is defined as one who’s strategic focus is on improving the well-being for everyone and everything it impacts and at all scales, where applicable, including every product, every operation, every region and country, and every stakeholder, including employees, suppliers, communities, customers, and even future generations and the planet itself.
In selecting securities, the Sub-Adviser seeks to invest in companies that it believes exhibit attributes that will result in capital appreciation including, but not limited to, competitive advantage, predictable fundamentals (i.e., an established pattern of financial and other measurable fundamental outputs) that allow for the potential for earnings growth, skilled management teams, and consistent financials (demonstrated ability of a company to maintain its operations through troubled markets and economic conditions). The Sub-Adviser considers a company to have the potential for earnings growth where it has a consistent record of growth in free cash flow, dividends and earnings that are not generated by acquisitions, additional debt or macroeconomic related impacts.
In addition, the Sub-Adviser integrates environmental, social and governance (“ESG”) considerations equally into its investment process. The Sub-Adviser utilizes its proprietary ESG criteria throughout the process and will exercise judgment to determine ESG best practices. As part of the Sub-Adviser’s ESG process, it will exclude investments in gambling and adult entertainment companies, as well as companies that produce weapons, tobacco, and fossil fuels from the Fund’s portfolio (the “Exclusion Screens”). The Sub-Adviser utilizes publicly available information when evaluating ESG criteria.
The Sub-Adviser’s investment process begins with the initial universe of U.S. listed equity securities. As of August 31, 2023, the initial universe consisted of approximately 2,900 U.S. listed equity securities. The Fund invests primarily in common stocks. Utilizing approximately 25 mostly quantitative qualification criteria, which includes, but is not limited to, dividend growth, revenue growth, application of the Exclusion Screens, board diversity, and investment grade credit ratings. This process results in a consideration set composed of approximately 50 highly liquid, mid- to large-cap profitable stocks with a market capitalization larger than $5 billion at time of purchase (the “Consideration Set”).
The Sub-Adviser then employs proprietary fundamental research, which evaluates companies on approximately 45 equally weighted, quantitative and qualitative fundamental criteria. These fundamental criteria include both traditional financial metrics, such as earnings growth, debt capacity and margin growth as well as non-financial ESG criteria, such as absolute emissions growth, diversity in leadership roles, business ethics and waste and hazardous materials management. There is minimal overlap between the 25 mostly quantitative factors and the 45 quantitative and qualitative factors utilized by the Sub-Adviser in analyzing the initial universe and the Consideration Set.
The fundamental data is organized into 12 pillars (e.g., Innovation, Financial Stability, Leadership) under which all fundamental data, both financial and ESG, is equally weighted. The Sub-Adviser then performs a fundamental deep dive, which focuses on adding human oversight and deeper qualitative research to the initial quantitative portion of the process. The deep dive analysis typically results in a portfolio of 25 – 30 companies, those with the highest ranking across all pillars, from the Consideration Set. Companies in the portfolio are equally weighted and rebalanced quarterly to equal weights.

Historically the strategy has been significantly invested in the Life Sciences, Financials, Information Technology, Materials, and Consumer Discretionary sectors. These sectors may change over time.
The process to establish the Consideration Set is renewed once annually. Should a company in the portfolio fall below expectations on any of the quantitative or fundamental criteria during the year it is replaced with a top ranked option from the Consideration Set. Cash is generally minimized in the portfolio except in periods where an immediate replacement is not available for a company that is sold or when cash is pending an investment in an available investment option.
Principal Risks
An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. More complete risk descriptions are set forth below under the heading “Additional Information About the Fund’s Principal Risks”.
Investment Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.
Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.
ESG Investment Strategy Risk. The Fund’s ESG investment strategy limits the types and number of investment opportunities available to the Fund and, as a result, the Fund may underperform other funds that do not have an ESG focus. The Fund’s ESG strategy may result in the Fund investing in securities or industry sectors that underperform the market as a whole or may forgo opportunities to invest in securities that might otherwise be advantageous to buy. The Fund may also underperform other funds screened for different ESG standards. In addition, the Sub-Adviser may be unsuccessful in creating a portfolio composed of companies that exhibit positive ESG characteristics.
Large-Capitalization Companies Risk. Large-capitalization companies may trail the returns of the overall stock market. Large-capitalization stocks tend to go through cycles of doing better - or worse - than the stock market in general. These periods have, in the past, lasted for as long as several years. In addition, large capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology or consumer tastes, and also may not be able to attain the high growth rate of successful small companies, especially during extended periods of economic expansion.
Mid-Capitalization Companies Risk. Investing in securities of mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. Often mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.
Management Risk. The Fund is actively-managed and may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund. The success of the Fund’s investment program depends largely on the investment techniques and risk analyses applied by the Sub-Adviser, including the use of quantitative models or methods. It is possible the investment techniques and risk analyses employed on behalf of the Fund will not produce the desired results.
Sector Risk. Companies with similar characteristics may be grouped together into broad categories called sectors. A certain sector may underperform other sectors or the market as a whole. If the Sub-Adviser allocates more of the Fund’s portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector. Some of the sectors in which the Fund is likely to have significant exposure are the following:
•Life Sciences Sector Risk. The life sciences sector is comprised primarily of companies focused on developing and selling biopharmaceutical products. The life sciences sector is heavily influenced by technology, government funding, government regulation, efforts by governments, healthcare providers and health plans to reduce costs, changing consumer demographics and intellectual property rights, among other factors. Life sciences companies may be highly volatile, and their products and services may experience rapid obsolescence due to a number of factors. The success of such companies may depend upon a relatively small number of products or services with long development cycles and large capital requirements that have a high chance of failure. In addition, changes in patent protection, shifting government regulations or regulatory attitudes, patent infringement or medical litigation may adversely affect the value of such companies.
•Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, interest rates, credit rating downgrades, and decreased liquidity in credit markets. The extent to which the Fund may invest in a company that engages in securities-related activities or banking is limited by applicable law. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund. Recent and potential future bank failures could result in disruption to the broader banking industry or markets generally and reduce confidence in financial institutions and the economy as a whole, which may also heighten market volatility and reduce liquidity.  These events also adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•Information Technology Sector Risk. Technology companies, including information technology companies, may have limited product lines, financial resources and/or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights.
•Materials Sector Risk. Issuers in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, among other factors. Issuers in the materials sector may be liable for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.
•Consumer Discretionary Sector Risk. The Fund is expected to have exposure to companies in the consumer discretionary sector, and therefore, the Fund’s performance could be negatively impacted by events affecting this sector. The consumer discretionary sector includes, for example, automobile, textile and retail companies. This sector can be significantly affected by, among other things, changes in domestic and international economies, exchange and interest rates, economic growth, worldwide demand, supply chain constraints and social trends. Success of companies in the consumer discretionary sector also depends heavily on disposable household income and consumer spending, which can be negatively impacted by inflationary pressures on consumers.
The Fund’s sector exposures can change over time.
ETF Risks
•Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
•Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The NASDAQ Stock Market® (the “Exchange”) or other securities exchanges. The existence of significant market volatility, disruptions to creations and redemptions, or potential lack of an active trading market for Fund Shares (including through a trading halt), among other factors, may result in the Shares trading significantly above (at a premium) or below (at a discount) to NAV. If you buy Fund Shares when their market price is at a premium or sell the Fund Shares when their market price is at a discount, you may pay more than, or receive less than, NAV, respectively.
•Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares. In addition, secondary market investors incur the cost of the “spread” also known as the “bid-

ask spread”, which is the difference between what investors are willing to pay for Fund Shares (the “bid” price) and the price at which they are willing to sell Fund Shares (the “ask” price). The bid-ask spread varies over time based on, among other things, trading volume, market liquidity and market volatility. Because of the costs inherent in buying or selling Fund Shares, frequent trading may detract significantly from investment results and an investment in Fund Shares may not be advisable for investors who anticipate regularly making small investments due to the associated trading costs.
•Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be significantly less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV.
New Sub-Adviser Risk. Although the Sub-Adviser’s principals and the Fund’s portfolio managers have experience managing investments in the past, the Sub-Adviser has no experience managing investments for an ETF, which may limit the Sub-Adviser’s effectiveness.
New Fund Risk. The Fund is new with no operating history as of the date of this Prospectus. As a result, prospective investors have no track record or history on which to base their investment decision. There can be no assurance that the Fund will grow to or maintain an economically viable size.
Small Number of Holdings Risk. The Fund invests in a portfolio of 25 to 30 stocks. Therefore, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a fund that has a higher number of holdings.
Small Fund Risk. When the Fund’s size is small, the Fund may experience low trading volume and wide bid/ask spreads. In addition, the Fund may face the risk of being delisted if the Fund does not meet certain conditions of the listing exchange.
Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.
PERFORMANCE
Performance information is not provided below because the Fund has not yet been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future. Performance information is available on the Fund’s website at www.honeytreeinvestetfs.com or by calling the Fund at (215) 882-9983.
Investment Adviser & Investment Sub-Adviser

Investment Adviser:	Empowered Funds, LLC dba EA Advisers (“Adviser”)
Investment Sub-Adviser:	Honeytree Investment Management Ltd. (“Sub-Adviser”)
Portfolio Manager
Liz Simmie is a Director, Senior Officer, and Portfolio Manager of the Sub-Adviser and has been primarily responsible for the day-to-day management of the Fund since its inception in November 2023.
Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation
Purchase And Sale Of Fund Shares
The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 10,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information
The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.
Purchases Through Broker-Dealers And Other Financial Intermediaries
If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.